UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2020

Larimar Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36510	20-3857670
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Bala Plaza East, Suite 506 Bala Cynwyd, Pennsylvania		19004
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (844) 511-9056

Zafgen, Inc.

3 Center Plaza, Suite 610

Boston, Massachusetts 02108

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LRMR	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) is being filed by Larimar Therapeutics, Inc. (f/k/a Zafgen, Inc.), a Delaware corporation (the “Company”), to amend its Current Report on Form 8-K (the “Prior 8-K”) filed with the Securities and Exchange Commission (the “SEC”) on June 2, 2020, in connection with the consummation on May 28, 2020 of the transactions contemplated by that certain Agreement and Plan of Merger and Reorganization, dated December 17, 2019 (the “Merger Agreement”), by and among the Company, Zordich Merger Sub, Inc. (“Zordich”), Chondrial Therapeutics, Inc. (“Chondrial”) and Chondrial Therapeutics Holdings, LLC (“Holdings”), pursuant to which Zordich merged with and into Chondrial, with Chondrial surviving as a wholly-owned subsidiary of the Company (the “Merger”).

The Company is filing this Amendment solely to provide (i) certain voluntary disclosures concerning the risk factors and financial condition of the Company, as permitted by Item 8.01; (ii) the historical audited financial statements of Chondrial as of and for the years ended December 31, 2019 and 2018, and the unaudited condensed consolidated financial statements as of March 31, 2020 and for the three month periods ended March 31, 2020 and 2019, referred to in Item 9.01(a) below; and (iii) the unaudited pro forma condensed combined financial statements as of and for the three month period ended March 31, 2020 and for the year ended December 31, 2019, referred to in Item 9.01(b) below. Except for the foregoing, this Amendment does not modify or update any other disclosure contained in the Prior 8-K. Such financial information was excluded from the Prior 8-K in reliance on the instructions to such items.

Item 8.01	Other Events.

The Company’s Risk Factors and Chondrial’s Management’s Discussion and Analysis of Financial Condition and Results of Operations as of March 31, 2020 and for the three month periods ended March 31, 2020 and 2019, are filed herewith and attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited financial statements of Chondrial as of and for the years ended December 31, 2019 and 2018, and the unaudited condensed consolidated financial statements as of March 31, 2020 and for the three month periods ended March 31, 2020 and 2019, are filed herewith as Exhibits 99.3 and 99.4, respectively, and are incorporated herein by reference. The consent of PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, is attached as Exhibit 23.1 to this Current Report on Form 8-K/A.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company and Chondrial as of and for the three month period ended March 31, 2020 and for the year ended December 31, 2019, filed herewith and attached hereto as Exhibit 99.5, are incorporated herein by reference.

(d) Exhibits

Below is a list of exhibits included with this Current Report on Form 8-K.

Exhibit No.	Document

23.1	Consent of PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm.

99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Chondrial as of March 31, 2020 and for the three month periods ended March 31, 2020 and 2019.

99.2	Risk Factors of the Company.

99.3	Audited financial statements of Chondrial as of and for the years ended December 31, 2019 and 2018.

99.4	Unaudited condensed consolidated financial statements of Chondrial as of March 31, 2020 and for the three month periods ended March 31, 2020 and 2019.

99.5	Unaudited pro forma condensed combined financial statements of the Company and Chondrial as of and for the three month period ended March 31, 2020 and for the year ended December 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Larimar Therapeutics, Inc.

By:	/s/ Carole S. Ben-Maimon, M.D.
Name:	Carole S. Ben-Maimon, M.D.
Title:	President and Chief Executive Officer

Date: June 26, 2020